CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Grand Prix Funds, Inc. does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Grand Prix Funds, Inc. for the year ended October 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Grand Prix Funds, Inc. for the stated period.

/s/Robert Zuccaro                       /s/Mary Jane Boyle
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Robert Zuccaro                          Mary Jane Boyle
President, Grand Prix Funds, Inc.       Treasurer, Grand Prix Funds, Inc.

Dated:  January 10, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Grand Prix Funds, Inc. for purposes of the Securities Exchange Act of 1934.